EXHIBIT 13.1

CHIEF EXECUTIVE OFFICER
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of TIM Hellas Telecommunications S.A., (the “Company”) on Form 20-F for the fiscal year ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), I, Socrates Kominakis, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, and for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 that, to the best of my knowledge:

(1)	The Annual Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ SOCRATES KOMINAKIS

Name:	Socrates Kominakis

Title:	Chief Executive Officer

Date:	June 1, 2005